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                                                                    EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 29, 1996, except for the incentive bonus described in Note 12 as to which the date is July 31, 1996, which appears on page 64 of Metro-Goldwyn-Mayer Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.


/s/ Price Waterhouse LLP

Century City, California
May 18, 1998